Exhibit 99.5

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   APRIL 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A. Mortgage Loan Information:

          1.   Aggregate Scheduled Monthly Payments:

               (a) Principal ..........................     $        306,713.68
                                                            -------------------
               (b) Interest ...........................     $      2,976,988.58
                                                            -------------------
               (c) Total ..............................     $      3,283,702.26
                                                            -------------------

          2. Aggregate Monthly Payments Received and Monthly Advances made this month:

               (a) Principal  .........................     $        306,713.68
                                                            -------------------
               (b) Interest  ..........................     $      2,893,053.85
                                                            -------------------
               (c) Total  .............................     $      3,199,767.53
                                                            -------------------

          3.   Aggregate  Principal  Prepayments in part
               received and applied in prior month: ...     $         92,584.14
                                                            -------------------

          4.   Aggregate Principal Prepayments in full received in prior month:

               (a)  Principal  ........................     $      2,812,747.24
                                                            -------------------
               (b)  Interest  .........................     $         11,322.31
                                                            -------------------
               (c)  Total  ............................     $      2,824,069.55
                                                            -------------------

          5.   Aggregate Insurance Proceeds for prior month:

               (a)  Principal  ........................     $              0.00
                                                            -------------------
               (b)  Interest  .........................     $              0.00
                                                            -------------------
               (c)  Total  ............................     $              0.00
                                                            -------------------

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          6.   Aggregate Liquidation Proceeds for prior month:

               (a)  Principal  ........................     $              0.00
                                                            -------------------
               (b)  Interest  .........................     $              0.00
                                                            -------------------
               (c)  Total  ............................     $              0.00
                                                            -------------------

          7.   Aggregate  Purchase  Prices for Defaulted  and Modified  Mortgage
               Loans:

               (a)  Principal  ........................     $              0.00
                                                            -------------------
               (b)  Interest  .........................     $              0.00
                                                            -------------------
               (c)  Total  ............................     $              0.00
                                                            -------------------

          8. Aggregate Purchase Prices ( and substitution adjustments) for Defective Mortgage Loans:

               (a)  Principal  ........................     $              0.00
                                                            -------------------
               (b)  Interest  .........................     $              0.00
                                                            -------------------
               (c)  Total  ............................     $              0.00
                                                            -------------------

          9.   Pool Scheduled Principal Balance: ......     $    442,726,294.88
                                                            -------------------

         10.   Available Funds:  ......................     $      6,116,421.22
                                                            -------------------

         11.   Realized Losses for prior month: .......     $              0.00
                                                            -------------------

         12.   Aggregate Realized Losses:

               (a) Deficient Valuations: ..............     $              0.00
                                                            -------------------
               (b) Special Hazard Losses: .............     $              0.00
                                                            -------------------
               (c) Fraud Losses: ......................     $              0.00
                                                            -------------------
               (d) Excess Bankruptcy Losses: ..........     $              0.00
                                                            -------------------
               (e) Excess Special Hazard Losses: ......     $              0.00
                                                            -------------------
               (f) Excess Fraud Losses: ...............     $              0.00
                                                            -------------------
               (g) Debt Service Reductions: ...........     $              0.00
                                                            -------------------

         13.  Compensating Interest Payment: ..........     $          1,531.01
                                                            -------------------

         14. Accrued Certificate Interest, Unpaid Class Interest Shortfalls and Pay-out Rate:

     Class 3-A1......$ 228,672.04   $        50.59                   7.49834107%
                     ------------   --------------                   ----------
     Class 3-A2......$ 245,258.24   $        54.26                   7.49834110%
                     ------------   --------------                   ----------
     Class 3-A3......$  34,002.43   $         7.52                   7.49834166%
                     ------------   --------------                   ----------
     Class 3-A4......$ 293,685.03   $        64.97                   7.49834119%
                     ------------   --------------                   ----------
     Class 3-A5......$ 266,329.19   $        58.92                   7.49834107%
                     ------------   --------------                   ----------
     Class 3-A6......$ 266,329.19   $        58.92                   7.49834125%
                     ------------   --------------                   ----------
     Class 3-A7 .....$ 382,892.75   $        84.71                   7.49834116%
                     ------------   --------------                   ----------
     Class 3-A8......$  43,740.32   $         9.68                   7.49834057%
                     ------------   --------------                   ----------
     Class 3-A9......$ 213,702.72   $        47.28                   7.49834105%
                     ------------   --------------                   ----------

     Class 3-A10.....$ 269,315.42   $        59.58                   7.49834116%
                     ------------   --------------                   ----------
     Class 3-A11.....$ 184,334.22   $        40.78                   7.49834115%
                     ------------   --------------                   ----------
     Class 3-A12.....$ 135,595.00   $        30.00                   7.49834101%
                     ------------   --------------                   ----------
     Class 3-A13.....$       0.00   $        10.89                   0.00000000%
                     ------------   --------------                   ----------
     Class 3-A14.....$  30,300.00   $         6.70                   7.49834195%
                     ------------   --------------                   ----------
     Class 3-A15.....$  19,892.93   $         4.40                   7.49834101%
                     ------------   --------------                   ----------
     Class 3-M.......$  34,829.79   $         7.71                   7.49834015%
                     ------------   --------------                   ----------
     Class 3-B1......$  27,862.59   $         6.16                   7.49834223%
                     ------------   --------------                   ----------
     Class 3-B2......$  27,862.59   $         6.16                   7.49834223%
                     ------------   --------------                   ----------
     Class 3-B3......$  13,934.40   $         3.08                   7.49833184%
                     ------------   --------------                   ----------
     Class 3-B4......$   4,180.31   $         0.92                   7.49831390%
                     ------------   --------------                   ----------
     Class 3-B5......$   9,756.45   $         2.16                   7.49832691%
                     ------------   --------------                   ----------
     Class 3-S.......$ 122,658.14   $        29.53                   0.35931821%
                     ------------   --------------                   ----------
     Class 3-R.......$       0.63   $         0.00                   7.56000000%
                     ------------   --------------                   ----------


         15.  Accrual Amount:

                     Class 3-A13....... $                 49,241.79
                                        ---------------------------

         16.  Principal distributable:

                     Class 3-A1........ $              2,301,764.47
                                       ----------------------------
                     Class 3-A2........ $                      0.00
                                        ---------------------------
                     Class 3-A3........ $                      0.00
                                        ---------------------------
                     Class 3-A4........ $                      0.00
                                        ---------------------------
                     Class 3-A5........ $                 29,309.60
                                        ---------------------------
                     Class 3-A6........ $                 29,309.59
                                        ---------------------------
                     Class 3-A7........ $                837,842.14
                                        ---------------------------
                     Class 3-A8........ $                      0.00
                                        ---------------------------
                     Class 3-A9........ $                      0.00
                                        ---------------------------
                     Class 3-A10....... $                      0.00
                                        ---------------------------
                     Class 3-A11....... $                      0.00
                                        ---------------------------
                     Class 3-A12....... $                      0.00
                                        ---------------------------
                     Class 3-A13....... $                      0.00
                                        ---------------------------
                     Class 3-A14....... $                 49,241.79
                                        ---------------------------
                     Class 3-A15....... $                      0.00
                                        ---------------------------
                     Class 3-PO........ $                    686.44
                                        ---------------------------
                     Class 3-M......... $                  3,833.02
                                        ---------------------------
                     Class 3-B1........ $                  3,066.28
                                        ---------------------------
                     Class 3-B2........ $                  3,066.28
                                        ---------------------------
                     Class 3-B3........ $                  1,533.48
                                        ---------------------------
                     Class 3-B4........ $                    460.05
                                        ---------------------------
                     Class 3-B5........ $                  1,073.71
                                        ---------------------------
                     Class 3-R......... $                    100.00
                                        ---------------------------

         17.  Additional distributions to the Class 3-R
              Certificate pursuant to Section 4.01(b):......$              0.00
                                                            -------------------
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         18.  Certificate Interest Rates of:

                     Class 3-S Certificates:.....  0.330100%
                                                   --------

         19.  Other Amounts:

              A.  Senior Percentage for such Distribution
                  Date: .........................                     95.742697%
                                                                      ---------
              B.  Group I Senior Percentage for such
                  Distribution Date: ............                     76.594157%
                                                                      ---------
              C.  Group II Senior Percentage for such
                  Distribution Date: ............                     19.148540%
                                                                      ---------
              D.  Senior Prepayment Percentage for such
                  Distribution Date: ............                    100.000000%
                                                                     ----------
              E.  Group I Senior Prepayment Percentage for
                  such Distribution Date: .......                    100.000000%
                                                                     ----------
              F.  Group II Senior Prepayment Percentage for
                  such Distribution Date: .......                      0.000000%
                                                                       --------
              G.  Junior Percentage for such Distribution Date:        4.257303%
                                                                       --------
              H.  Junior Prepayment Percentage for such
                  Distribution Date: ............                      0.000000%
                                                                       --------

              I.  Subordinate Certificate Writedown Amount for
                  such Distribution Date: .......                $         0.00
                                                                 --------------

              J.  Prepayment Distribution Triggers satisfied:

                                                  YES                       NO
                                                  ---                       --

                  Class 3-B1.......                X
                                                 -----                     ----
                  Class 3-B2.......                X
                                                 -----                     ----
                  Class 3-B3.......                X
                                                 -----                     ----
                  Class 3-B4.......                X
                                                 -----                     ----
                  Class 3-B5.......                X
                                                 -----                     ----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                              GE CAPITAL MORTGAGE SERVICES, INC.


                                              By:  /s/ Karen Pickett
                                              ---------------------------------
                                              Name:  Karen Pickett
                                              Title: Vice-President,
                                                     Investor Operations